SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

         [  ] Preliminary Proxy Statement
         [X] Definitive Proxy Statement
         [ ] Definitive Additional Materials
         [ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or
             Sec. 240.14a-12

                           PHOENIX INVESTMENT TRUST 97
                (Name of Registrant as Specified in its Charter)
                               PAMELA S. SINOFSKY
                      c/o Phoenix Investment Partners, Ltd.
                               56 Prospect Street
                        Hartford, Connecticut 06115-0480
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check appropriate box):

         [X] No fee required.
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
             1) Title of each class of securities to which transaction applies:
             2) Aggregate number of securities to which transaction applies:
             3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined.)
             4) Proposed maximum aggregate value of transaction:

         [ ] Fee paid previously with preliminary materials.
         [ ] Check box if any part of the fee is offset as provided by Exchange
             Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

             1) Amount Previously Paid:
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             3) Filing Party:
             4) Date Filed:

                           PHOENIX INVESTMENT TRUST 97
                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301
                              ---------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                       10:15 A.M. (EASTERN TIME), TUESDAY,
                                  MAY 16, 2000
                              ---------------------

To the Shareholders:

    A Special Meeting of Shareholders of Phoenix Investment Trust 97 (the "Trust") will be held in the offices of the Trust, 101 Munson Street, Greenfield, Massachusetts 01301, on Tuesday, May 16, 2000 at 10:15 a.m. (eastern time) for the following purposes:

FOR CONSIDERATION BY CLASS B SHAREHOLDERS ONLY:

    (1) Approval of a new Rule 12b-1 Distribution Plan for Class B Shares, in the form attached to this Proxy Statement as Exhibit A;

FOR CONSIDERATION BY CLASS C SHAREHOLDERS ONLY:

    (2) Approval of a new Rule 12b-1 Distribution Plan for Class C Shares, in the form attached to this Proxy Statement as Exhibit B; and

    (3) To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

    These proposals are discussed in detail in the attached Proxy Statement.

    The Board of Trustees has fixed March 20, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

    Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of the following ways:

    o By telephone, with a toll-free call to BostonEquiserve, the Trust's proxy tabulator, at 1-877-779-8683 and following the recorded instructions;

    o  By mail, with the enclosed proxy card and postage-paid envelope; or

    o  In person at the meeting.

    We encourage you to vote by telephone, using the control number that appears on your enclosed proxy card. Use of telephone voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

       PLEASE RESPOND--WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. YOUR VOTE IS IMPORTANT.


                                      By Order of the Board of Trustees,




                                      G. JEFFREY BOHNE,
                                      Secretary

    Greenfield, Massachusetts
    March 27, 2000

                           PHOENIX INVESTMENT TRUST 97
                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301
                              ---------------------
                                 PROXY STATEMENT
                        A SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 16, 2000
                              ---------------------

    The enclosed proxy is solicited by the Board of Trustees of Phoenix Investment Trust 97 (the "Trust") for use at the Special Meeting of Shareholders to be held on Tuesday, May 16, 2000, and at any adjournment thereof. The Trust currently comprises two series, Phoenix-Hollister Small Cap Value Fund and Phoenix-Hollister Value Equity Fund. Shareholders of record at the close of business on March 20, 2000 of Class B Shares and Class C Shares of Phoenix Investment Trust 97 ("Shareholders") are entitled to notice of and to vote at the Special Meeting and any adjourned session. On that date there were issued and outstanding 1,140,932.451 Class B and 1,128,321.498 Class C shares of Phoenix-Hollister Small Cap Value Fund and 1,980,813.132 Class B and 794,182.259 Class C shares of Phoenix-Hollister Value Equity Fund, par value $1 per share, (the "Shares"). Each Shareholder will be entitled to one vote for each full Share (and a fractional vote corresponding to any fractional Share) registered in his or her name on the Trust's books on the record date.

    This Proxy Statement and the enclosed form of proxy are first being mailed to shareholders on or about March 27, 2000.

    Only those Shares indicated below will vote on each Proposal.

------------------ -----------------------------------------------------------
    PROPOSAL                              SHARES VOTED
------------------ -----------------------------------------------------------
        1                       Class B Shares, voted by series
------------------ -----------------------------------------------------------
        2                       Class C Shares, voted by series
------------------ -----------------------------------------------------------
        3                        All Class B and Class C Shares
------------------ -----------------------------------------------------------

    All Shares will be voted in accordance with the specifications on duly executed proxies for such Shares. If a duly executed proxy does not specify a choice between approval or disapproval of or abstention with respect to any proposal, the Shares represented by the proxy will be voted in favor of the proposal. Any Shareholder executing a proxy has the power to revoke it at any time before it is exercised by executing and submitting to the Trust a later dated proxy or written notice of revocation or by attending the meeting and voting in person.

    In addition to the solicitation of proxies by mail, officers and employees of Phoenix Investment Partners, Ltd. or its affiliates, may solicit proxies personally or by telephone or telegram. The Trust may also use a proxy solicitation firm to assist with the mailing and tabulation effort and any special, personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by the Trust for their reasonable expenses in sending proxy material to beneficial owners of Trust shares. D. F. King & Co., Inc., a proxy solicitation firm, has been engaged by the Trust to act as solicitor and will receive fees estimated at $5,000, plus reimbursement of out-of-pocket expenses. The cost of solicitation of proxies will be borne by Phoenix Equity Planning Corporation, the Trust's distributor.

    In the event that sufficient votes in favor of any of the items set forth in the attached Notice of the meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than sixty days in the aggregate to permit further solicitation of proxies with respect to any such matters. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against such adjournment those proxies required to be voted against any such proposal.

    The presence in person or by proxy of the holders of a majority of the outstanding shares of the Trust or any series or class is required to constitute a quorum for transacting business at the meeting. If a Shareholder abstains from voting as to any matter, then the Shares held by such Shareholder shall be deemed present at the meeting for purposes of determining a quorum, but shall not be deemed to have been voted for or against such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on such matter, then the Shares covered by such non-vote proxy shall be deemed present at the meeting for the purpose of determining a quorum, but shall not be deemed to have been voted for or against such matter and will have the effect of a negative vote on such matter.

    As used in this Proxy Statement, the term "interested person" has the meaning provided therefore in the Investment Company Act of 1940 (the "1940 Act").

    A COPY OF THE TRUST'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS WILL BE FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON REQUEST TO PHOENIX EQUITY PLANNING CORPORATION, 100 BRIGHT MEADOW BOULEVARD, P.O. BOX 2200, ENFIELD, CONNECTICUT 06083-2200. SHAREHOLDERS MAY ALSO CALL PHOENIX EQUITY PLANNING CORPORATION TOLL-FREE AT (800) 243-4361.

SHARES OWNED BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information as of March 14, 2000 with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of Class B or Class C Shares of any series of the
Trust:

NAME OF SHAREHOLDER            FUND AND CLASS   PERCENT OF CLASS         NUMBER OF SHARES
-------------------            --------------   ----------------         ----------------
MLPF&S for the Sole            Small Cap
Benefit of its Customers       Value Fund
ATTN Fund Administration       Class B              19.47%                 220,452.6480
4800 Deer Lake Dr. E 3rd Fl.   Class C              16.06%                 177,197.5980
Jacksonville, FL 32246-6484    Value Equity
                               Fund
                               Class C               6.44%                  50,827.9410

Phoenix Home Life              Value Equity
Attn Pam Levesque              Fund
1 American Row                 Class B              64.22%               1,271,005.7230
Hartford, CT 06103-2833

    On March 14, 2000, the Trustees and officers as a group owned beneficially less than one percent of the Trust's outstanding Class B and Class C Shares.

                                   PROPOSAL 1

                          APPROVAL OF A NEW RULE 12B-1
                      DISTRIBUTION PLAN FOR CLASS B SHARES

                     (TO BE VOTED UPON ONLY BY SHAREHOLDERS
                               OF CLASS B SHARES)

    On November 17, 1999, the Trust's Board of Trustees approved the adoption of a new Distribution Plan under Rule 12b-1 of the 1940 Act for Class B shares of the Trust (the "Proposed Class B Plan") subject to obtaining the approval of the Class B shareholders of each series of the Trust. The purpose of the Proposed Class B Plan is to compensate and defray costs and expenses of Phoenix Equity Planning Corporation ("PEPCO"), the Trust's principal distributor, for distribution services related to selling Class B shares of the Trust, including payments to broker/dealers and other financial institutions for services rendered in connection with the sale and distribution of such shares ("Distribution Activities"), and to compensate and defray costs and expenses of PEPCO for Class B shareholder account servicing, assistance and maintenance ("Service Fees"). The Board of Trustees recommends approval of the Proposed Class B Plan.

    The Board of Trustees previously adopted a plan of distribution for the Trust's Class B shares (the "Existing Class B Plan"), which was approved by shareholders on November 20, 1997 for the Small Cap Fund and November 5, 1997 for the Value Equity Fund, and last approved by the Board of Trustees on November 17, 1999. On that date, the Board also approved an amendment to the Existing Class B Plan to permit free exchangeability of Class B shares among other funds distributed by PEPCO and managed by an affiliated investment adviser. Shareholders are being asked to approve the Proposed Class B Plan to effect a change from a reimbursement type plan to a compensation type plan. The Proposed Class B Plan does not change the maximum annual fee that may be paid to PEPCO under the Existing Class B Plan, although the possibility exists that expenses incurred by PEPCO and for which it is entitled to be reimbursed under the Existing Class B Plan could be less than the fee PEPCO will receive under the Proposed Class B Plan. The change to a compensation type plan is proposed to bring the Trust in line with industry practice. Moreover, a compensation plan is significantly more efficient to administer.

THE EXISTING CLASS B PLAN

    Under the Existing Class B Plan, the Trust pays PEPCO a Service Fee at the annual rate of .25% of the average daily net assets of Class B Shares and reimburses PEPCO for expenses incurred for Distribution Activities at an annual rate of up to .75% of the average daily net assets of Class B Shares.

Amounts reimbursable under the Existing Class B Plan that are not paid because they exceed the maximum fee payable thereunder are carried forward and may be recovered in future years by PEPCO from asset-based sales charges imposed on Class B shares, to the extent that such charges do not exceed .75 of 1% per annum of the average daily net assets of the Class B shares, and from contingent deferred sales charges received from certain redeeming shareholders, subject to the limitation of Rule 2830 of the NASD Conduct Rules (the "NASD Rules"). The NASD Rules place an annual limit of .25 of 1% on fees that may be imposed for the provision of personal service and/or the maintenance of shareholder accounts (service fees) and an annual limit of .75 of 1% on asset-based sales charges (as defined in the NASD Rules). Pursuant to the NASD Rules, the aggregate deferred sales charges and asset-based sales charges on Class B shares of the Trust may not, subject to certain exclusions, exceed 6.25% of total gross sales of Class B shares.

    The Existing Class B Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by a majority of the holders of the Class B shares of the Trust. In addition, all material amendments thereof must be approved by vote of a majority of the Trustees, including a majority of those Trustees who are not interested persons ("Rule 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on the plan. So long as the Existing Class B Plan is in effect, the selection and nomination of the Rule 12b-1 Trustees will be committed to the discretion of the Rule 12b-1 Trustees. The Existing Class B Plan may be terminated at any time by the vote of a majority of the Rule 12b-1 Trustees or by the vote of a majority of the outstanding Class B shares of the Trust (as defined in the 1940 Act).

THE PROPOSED CLASS B PLAN

    Both the Existing Class B Plan and the Proposed Class B Plan require the Trust to pay PEPCO a Service Fee of .25 of 1% per annum of the average daily net assets of the Class B shares. However, the Proposed Class B Plan differs from the Existing Class B Plan in several respects; most importantly, it is a compensation type plan. Under the Existing Class B Plan, the Trust reimburses PEPCO for expenses actually incurred for Distribution Activities, up to a maximum of .75 of 1% per annum of the average daily net assets of the Class B shares. The Proposed Class B Plan authorizes the Trust to pay PEPCO the same maximum annual fee for Distribution Activities as compensation for its Distribution Activities, regardless of the expenses incurred by PEPCO for its Distribution Activities. Consequently, if PEPCO's expenses are less than its distribution and service fees, it will retain its full fees and realize a profit. However, if PEPCO's expenses exceed the distribution and service fees received under the Proposed Class B Plan, it will no longer carry forward such amounts for reimbursement in future years. Since inception of the Existing Class B Plan, the cumulative reimbursable expenses incurred thereunder by PEPCO have exceeded the amounts reimbursed by the Trust. As of August 31, 1999, the aggregate amount of distribution expenses incurred and not yet reimbursed by the Trust or recovered through contingent deferred sales charges was approximately $1,212,366. The Trust does not have to pay PEPCO for the amount of unreimbursed expenses remaining at such time as the Existing Class B Plan is terminated or otherwise discontinued. For the fiscal year ended August 31, 1999, PEPCO received $221,383 from the Trust under the Existing Class B Plan, representing a total of 1% of the average daily net assets of the Class B shares. Since the maximum annual fee under the Existing Class B Plan is the same as under the Proposed Class B Plan, PEPCO would have received the same annual fee under the Proposed Class B Plan as it did under the Existing Class B Plan for the same period.

    One of the reasons it is appropriate to adopt the Proposed Class B Plan is that compensation type plans are far more common in the marketplace than reimbursement plans. According to an Abstract of Industry Data Regarding Distribution Plans presented by Trust management, approximately 93% of the 12b-1 plans reviewed (representing about 91% of the total universe of mutual funds) have compensation plans. Another significant benefit of compensation type plans, such as the Proposed Class B Plan, over a reimbursement type plan, such as the Existing Class B Plan, is the facilitation of administration and accounting. Under reimbursement plans, all expenses must be specifically accounted for by the distributor and attributed to the specific class of shares of a fund in order to qualify for reimbursement. Although the Proposed Class B Plan will continue to require quarterly reporting to the Board of Trustees of the amounts accrued and paid under the Plan and of the expenses actually borne by the distributor, there will be no need to match specific expenses to reimbursements and no carrying forward of such amounts, as under the Existing Class B Plan. Thus, the accounting for the Proposed Class B Plan would be simplified and the timing of when expenditures are to be made by the distributor would not be an issue. Currently, because the Existing Class B Plan is a reimbursement plan, the Distributor devotes significant internal resources to properly determine those expenses allocable to the Trust's Class B shares for reimbursement, the cost of which is borne by the Trust and other funds for which PEPCO serves as distributor. These considerations, combined with the fact that the cumulative expenses incurred by PEPCO for Distribution Activities have exceeded the amounts reimbursed by the Trust under the Existing Class B Plan, suggest that the costs and efforts associated with a reimbursement plan are unwarranted.

    In considering whether to approve the Proposed Class B Plan, the Trustees reviewed, among other things, the nature and scope of the services to be provided by PEPCO, the amount of expenditures under the Existing Class B Plan, including unreimbursed expenses from prior years, and comparative data with respect to distribution arrangements adopted by other investment companies. Based upon such review, the Trustees, including a majority of the 12b-1 Trustees, determined that there is a reasonable likelihood that the Proposed Class B Plan will benefit the Trust, each of its series and its Class B shareholders.

    If approved by Class B shareholders, the Proposed Class B Plan will continue in effect from year to year, provided such continuance is approved at least annually by a vote of a majority of the Board of Trustees, including a majority of the Rule 12b-1 Trustees.

VOTING REQUIREMENTS

    The Trustees recommend that the shareholders approve the proposed Class B Rule 12b-1 Distribution Plan. Approval of the Proposed Class B Plan is to be determined by the vote of a majority of the outstanding Class B shares of each series of the Trust. A majority is constituted by the lessor of: (a) 67% or more of the voting securities of each series and class present at such meeting, if the holders of more than 50% of the outstanding voting securities of such series and class are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such series and class. If the Proposed Class B Plan is not approved, the Existing Class B Plan will continue in its present form.

                       THE TRUSTEES RECOMMEND A VOTE "FOR"
                      THE APPROVAL OF THE PROPOSED CLASS B
                          RULE 12B-1 DISTRIBUTION PLAN

                                   PROPOSAL 2

                          APPROVAL OF A NEW RULE 12B-1
                      DISTRIBUTION PLAN FOR CLASS C SHARES

                   (TO BE VOTED UPON ONLY BY SHAREHOLDERS
                               OF CLASS C SHARES)

    On November 17, 1999, the Trust's Board of Trustees approved the adoption of a new Distribution Plan under Rule 12b-1 of the 1940 Act for Class C shares of the Trust (the "Proposed Class C Plan") subject to obtaining the approval of Class C shareholders of each series of the Trust. The purpose of the Proposed Class C Plan is to compensate and defray costs and expenses of Phoenix Equity Planning Corporation ("PEPCO"), the Trust's principal distributor, for distribution services related to selling Class C shares of the Trust, including payments to broker/dealers and other financial institutions for services rendered in connection with the sale and distribution of such shares ("Distribution Activities"), and to compensate and defray costs and expenses of PEPCO for Class C shareholder account servicing, assistance and maintenance ("Service Fees"). The Board of Trustees recommends approval of the Proposed Class C Plan.

    The Board of Trustees previously adopted a plan of distribution for the Trust's Class C shares (the "Existing Class C Plan"), which was approved by shareholders on November 20, 1997 for the Small Cap Value Fund and November 5, 1997 for the Value Equity Fund, and last approved by the Board of Trustees on November 17, 1999. Shareholders are being asked to approve the Proposed Class C Plan to effect a change from a reimbursement type plan to a compensation type plan. The Proposed Class C Plan does not change the maximum annual fee that may be paid to PEPCO under the Existing Class C Plan, although the possibility exists that expenses incurred by PEPCO and for which it is entitled to be reimbursed under the Existing Class C Plan could be less than the fee PEPCO will receive under the Proposed Class C Plan. The change to a compensation type plan is proposed to bring the Trust in line with industry practice. Moreover, a compensation plan is significantly more efficient to administer.

THE EXISTING CLASS C PLAN

    Under the Existing Class C Plan, the Trust pays PEPCO a Service Fee at the annual rate of .25% of the average daily net assets of each class of shares and reimburses PEPCO for expenses incurred for Distribution Activities at an annual rate of up to .75% of the average daily net assets of Class C Shares. Amounts reimbursable under the Existing Class C Plan that are not paid because they exceed the maximum fee payable thereunder are carried forward and may be recovered in future years by PEPCO from asset-based sales charges imposed on Class C shares, to the extent that such charges do not exceed
 .75 of 1% per annum of the average daily net assets of the Class C shares, and from contingent deferred sales charges received from certain redeeming shareholders, subject to the limitation of Rule 2830 of the NASD Conduct Rules (the "NASD Rules"). The NASD Rules place an annual limit of .25 of 1% on fees that may be imposed for the provision of personal service and/or the maintenance of shareholder accounts (service fees) and an annual limit of .75 of 1% on asset-based sales charges (as defined in the NASD Rules). Pursuant to the NASD Rules, the aggregate deferred sales charges and asset-based sales charges on Class C shares of the Trust may not, subject to certain exclusions, exceed 6.25% of total gross sales of Class C shares.

    The Existing Class C Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by a majority of the holders of the Class C shares of the Trust. In addition, all material amendments thereof must be approved by vote of a majority of the Trustees, including a majority of those Trustees who are not interested persons ("Rule 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on the plan. So long as the Existing Class C Plan is in effect, the selection and nomination of the Rule 12b-1 Trustees will be committed to the discretion of the Rule 12b-1 Trustees. The Existing Class C Plan may be terminated at any time by the vote of a majority of the Rule 12b-1 Trustees or by the vote of a majority of the outstanding Class C shares of the Trust (as defined in the 1940 Act).

THE PROPOSED CLASS C PLAN

    Both the Existing Class C Plan and the Proposed Class C Plan require the Trust to pay PEPCO a Service Fee of .25 of 1% per annum of the average daily net assets of the Class C shares. However, the Proposed Class C Plan differs from the Existing Class C Plan in several respects; most importantly, it is a compensation type plan. Under the Existing Class C Plan, the Trust reimburses PEPCO for expenses actually incurred for Distribution Activities, up to a maximum of .75 of 1% per annum of the average daily net assets of the Class C shares. The Proposed Class C Plan authorizes the Trust to pay PEPCO the same maximum annual fee for Distribution Activities as compensation for its Distribution Activities, regardless of the expenses incurred by PEPCO for its Distribution Activities. Consequently, if PEPCO's expenses are less than its distribution and service fees, it will retain its full fees and realize a profit. However, if PEPCO's expenses exceed the distribution and service fees received under the Proposed Class C Plan, it will no longer carry forward such amounts for reimbursement in future years. Since inception of the Existing Class C Plan, the cumulative reimbursable expenses incurred thereunder by PEPCO have exceeded the amounts reimbursed by the Trust. As of August 31,

1999, the aggregate amount of distribution expenses incurred and not yet reimbursed by the Trust or recovered through contingent deferred sales charges was approximately $663,141. The Trust does not have to pay PEPCO for the amount of unreimbursed expenses remaining at such time as the Existing Class C Plan is terminated or otherwise discontinued. For the fiscal year ended August 31, 1999, PEPCO received $74,834 from the Trust under the Existing Class C Plan, representing a total of 1% of the average daily net assets of the Class C shares. Since the maximum annual fee under the Existing Class C Plan is the same as under the Proposed Class C Plan, PEPCO would have received the same annual fee under the Proposed Class C Plan as it did under the Existing Class C Plan for the same period.

    One of the reasons it is appropriate to adopt the Proposed Class C Plan is that compensation type plans are far more common in the marketplace than reimbursement plans. According to an Abstract of Industry Data Regarding Distribution Plans presented by Trust management, approximately 93% of the 12b-1 plans reviewed (representing about 91% of the total universe of mutual funds) have compensation plans. Another significant benefit of compensation type plans, such as the Proposed Class C Plan, over a reimbursement type plan, such as the Existing Class C Plan, is the facilitation of administration and accounting. Under reimbursement plans, all expenses must be specifically accounted for by the distributor and attributed to the specific class of shares of a fund in order to qualify for reimbursement. Although the Proposed Class C Plan will continue to require quarterly reporting to the Board of Trustees of the amounts accrued and paid under the Plan and of the expenses actually borne by the distributor, there will be no need to match specific expenses to reimbursements and no carrying forward of such amounts, as under the Existing Class C Plan. Thus, the accounting for the Proposed Class C Plan would be simplified and the timing of when expenditures are to be made by the distributor would not be an issue. Currently, because the Existing Class C Plan is a reimbursement plan, the Distributor devotes significant internal resources to properly determine those expenses allocable to the Trust's Class C shares for reimbursement, the cost of which is borne by the Trust and other funds for which PEPCO serves as distributor. These considerations, combined with the fact that the cumulative expenses incurred by PEPCO for Distribution Activities have exceeded the amounts reimbursed by the Trust under the Existing Class C Plan, suggest that the costs and efforts associated with a reimbursement plan are unwarranted.

    In considering whether to approve the Proposed Class C Plan, the Trustees reviewed, among other things, the nature and scope of the services to be provided by PEPCO, the amount of expenditures under the Existing Class C Plan, including unreimbursed expenses from prior years, and comparative data with respect to distribution arrangements adopted by other investment companies. Based upon such review, the Trustees, including a majority of the 12b-1 Trustees, determined that there is a reasonable likelihood that the Proposed Class C Plan will benefit the Trust, each of its series and its Class C shareholders.

    If approved by Class C shareholders, the Proposed Class C Plan will continue in effect from year to year, provided such continuance is approved at least annually by a vote of a majority of the Board of Trustees, including a majority of the Rule 12b-1 Trustees.

VOTING REQUIREMENTS

    The Trustees recommend that the shareholders approve the proposed Class C Rule 12b-1 Distribution Plan. Approval of the Proposed Class C Plan is to be determined by the vote of a majority of the outstanding Class C shares of each series of the Trust. A majority is constituted by the lessor of: (a) 67% or more of the voting securities of each series and class present at such meeting, if the holders of more than 50% of the outstanding voting securities of such series and class are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such series and class. If the Proposed Class C Plan is not approved, the Existing Class C Plan will continue in its present form.

                       THE TRUSTEES RECOMMEND A VOTE "FOR"
                      THE APPROVAL OF THE PROPOSED CLASS C
                          RULE 12B-1 DISTRIBUTION PLAN



                         INVESTMENT ADVISER, UNDERWRITER
                               AND FINANCIAL AGENT

    Phoenix Investment Counsel, Inc., 56 Prospect Street, Hartford, Connecticut 06115-0480 is the Trust's investment adviser.

    Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200, serves as the Trust's underwriter and as the Trust's financial agent.

                             ADDITIONAL INFORMATION

OTHER MATTERS

    As of the date of this Proxy Statement, the Trust's management knows of no other matters to be brought before the meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters.

SHAREHOLDER PROPOSALS

    The Trust is not required and does not intend to hold annual meetings of shareholders. The next meeting of shareholders will be held at such time as may be determined by the Trustees or legally required. Any shareholder desiring to present a proposal for consideration at the next meeting of shareholders must submit the proposal in writing so that it is received by the Trust within a reasonable time before the solicitation for such meeting is made and must satisfy all other legal requirements.

    All shareholders are urged to vote. The enclosed proxy is revocable and will not affect your right to vote in person if you attend the meeting.


                                      By Order of the Board of Trustees,




                                      G. JEFFREY BOHNE,
                                      Secretary

Greenfield, Massachusetts
March 27, 2000

                                                                       EXHIBIT A

                                 CLASS B SHARES
                          RULE 12B-1 DISTRIBUTION PLAN


    This distribution plan (the "Rule 12b-1 Distribution Plan" or the "Plan") has been adopted by the Class B shareholders of Phoenix Investment Trust 97 (the "Trust"), a Massachusetts business trust, on _________________, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act").

                                 W H E R E A S:

    The Trust is an open-end management investment company and is registered as such under the Act. The Trust at present has two series which are currently being offered, and the Board of Trustees may establish and offer additional series in the future. Each series has a multi-class distribution system that allows each series to offer investors the option of purchasing shares of separate share classes. This Plan governs only the Class B Shares of each series of the Trust. The Trust may, from time to time, distribute shares of any class of any series through a contractual arrangement (the "Distribution Agreement") with a principal distributor for such class of shares of such series duly qualified to act on behalf of the Trust in such capacity (any such principal distributor, the "Principal Distributor"), it being understood that the Trust may change the Principal Distributor for any class of shares of any series from time to time. The Board of Trustees, including a majority of the Qualified Trustees (as defined in paragraph 5 herein), has determined to adopt the Plan. In voting to approve the Plan, the Trustees have determined, in the exercise of their reasonable business judgment and in light of their fiduciary duty, that there is a reasonable likelihood that this Plan will benefit the Class B Shares of each respective series of the Trust with respect to which this Plan will be effective and its shareholders.

    NOW, THEREFORE, in consideration of the foregoing, the Trust hereby adopts this Plan in accordance with Rule 12b-1 under the Act on the following terms and conditions:

    1. The Trust shall pay to each Principal Distributor of Class B Shares of any series its "Allocable Portion," as hereinafter defined, of the distribution fee allowable under the Rules of Conduct of NASD Regulation, Inc. (the "Rules of Conduct") in respect of such Class of Shares of such series, consisting of a distribution fee at the rate of three quarters of one percent (0.75%) per annum of the average daily net asset value of such Class of Shares

(the "Distribution Fee") and a service fee at a rate of one quarter of one percent (0.25%) of the average daily net asset value of such Class of Shares of such series of the Trust. For purposes of applying the limitation set forth in the Rules of Conduct on the maximum amount of the Distribution Fee payable in respect of the Class B Shares of any series, the Trust hereby elects to add to six and one quarter percent (6.25%) of the issue price of the Class B Shares, or such other percentage as may be proscribed in such Rules of Conduct, interest thereon at the rate of prime plus one percent per annum. A contingent deferred sales charge ("CDSC") also shall be payable by the holders of Class B Shares in the case of early redemption of such Class B Shares.

    2. The amounts set forth in paragraph 1 of this Plan shall be paid for the Principal Distributor's services and expenses as distributor of the Class B Shares of the Trust and may be spent by the Principal Distributor, in its discretion, on, among other things, compensation to and expenses (including overhead and telephone expenses) of account executives or other employees of the Principal Distributor or of other broker-dealers who engage in or support distribution of shares; printing of prospectuses and reports for other than existing shareholders; advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers.

    3. Any Distribution Agreement in respect of Class B Shares of any series may provide that: (I) the Principal Distributor in respect of such Distribution Agreement will be deemed to have fully earned its Allocable Portion of the Distribution Fee payable in respect of Class B Shares of such series upon the sale of each "Initial Issue Commission Share" (as hereinafter defined) of such series taken into account in determining such Principal Distributor's Allocable Portion of such Distribution Fee; (II) except as provided in (III) below, the Trust's obligation to pay such Principal Distributor its Allocable Portion of the Distribution Fee payable in respect of the Class B Shares of such series shall be absolute and unconditional and shall not be subject to dispute, offset, counterclaim or any defense whatsoever (it being understood that such provision is not a waiver of the Trust's right to pursue such Principal Distributor and enforce such claims against the assets of such Principal Distributor other than its right to the Distribution Fees and CDSCs in respect of the Class B Shares of such series); (III) the Trust's obligation to pay such Principal Distributor its Allocable Portion of the Distribution Fee payable in respect of the Class B Shares of such series shall not be terminated or modified except to the extent required by a change in the Act or the Rules of Conduct enacted or promulgated after June 1, 2000 (a "Change-in-Applicable-Law"), or in connection with a "Complete Termination" (as hereinafter defined) of this Plan in respect of the Class B Shares of such series; (IV) the Trust will not waive or change any CDSC in respect of the Class B Shares of such series, except as provided in the Trust's Prospectus or statement of additional information without the consent of the Principal Distributor (or its assigns); (V) except to the extent required by a Change-in-Applicable-Law, neither the termination of such Principal Distributor's role as principal distributor of the Class B Shares of such series, nor the termination of such Distribution Agreement nor the termination of this Plan will terminate such Principal Distributor's right to its Allocable Portion of the CDSCs in respect of Class B Shares of such series sold prior to such termination; (VI) except as provided in the Trust's Prospectus and statement of additional information, until such Principal Distributor has been paid its Allocable Portion of the Distribution Fees in respect of the Class B Shares of such series, the Trust will not adopt a plan of liquidation in respect of such series without the consent of such Principal Distributor (or its assigns); and (VII) such Principal Distributor may sell and assign its rights to its Allocable Portion of the Distribution Fees and CDSCs (but not such Principal Distributor's obligations to the Trust under the Distribution Agreement) to raise funds to make the expenditures related to the distribution of Class B Shares of such series and in connection therewith, upon receipt of notice of such sale and assignment, the Trust shall pay to the purchaser or assignee such portion of the Principal Distributor's Allocable Portion of the Distribution Fees in respect of the Class B Shares of such series so sold or assigned. For purposes of this Plan, the term "Allocable Portion" means, in respect of Distribution Fees payable in respect of the Class B Shares of any series as applied to any Principal Distributor, the portion of such Distribution Fees and CDSCs allocated to such Principal Distributor in accordance with the Allocation Schedule (as hereinafter defined). For purposes of this Plan, the term "Complete Termination" of this Plan means, in respect of any series, a termination of this Plan involving the cessation of payments of Distribution Fees hereunder in respect of Class B Shares of such series and the cessation of payments of distribution fees pursuant to every other rule 12b-1 plan of the Trust in respect of such series for every future class of shares which, in the good faith determination of the Board of Trustees of the Trust, has substantially similar economic characteristics to the Class B Shares taking into account the total sales charge, contingent deferred sales charge and other similar charges, it being understood that the existing Class A Shares do not have substantially similar economic characteristics to the Class B Shares. For purposes of this Plan, the term "Allocation Schedule" means, in respect of the Class B Shares of any series, a schedule which shall be approved in the same manner as this Plan as contemplated by Section 5 hereof for assigning to each Principal Distributor of Class B Shares of such series the portion of the total Distribution Fees payable by the Trust in respect of the Class B Shares of such series which has been earned by such Principal Distributor, which shall be attached to and become a part of any Distribution Agreement in respect of Class B Shares. For purposes of clause (I) of the first sentence of this Section 3, the term "Initial Issue Commission Share" shall mean, in respect of any series, a Class B Share which is a Commission Share issued by such series under circumstances other than in connection with a permitted free exchange with another fund. For purposes of the foregoing definition a "Commission Share" shall mean, in respect of any series, each Class B Share of such series which is issued under circumstances which would normally give rise to an obligation of the holder of such Class B Share to pay a CDSC upon redemption of such Share, including, without limitation, any Class B Share of such Fund issued in connection with a permitted free exchange, and any such Class B Share shall not cease to be a Commission Share prior to the redemption (including a redemption in connection with a permitted free exchange) or conversion even though the obligation to pay the CDSC shall have expired or conditions for thereof still exist.

    4. This Plan shall not take effect until it has been approved by a vote of at least a majority (as defined in the Act) of the outstanding voting securities of Class B Shares of the Series. With respect to the submission of this Plan for such a vote, it shall have been effectively approved with respect to Class B Shares of any series if a majority of the outstanding voting securities of Class B Shares of that series votes for the approval of this Plan, notwithstanding that: (1) this Plan has not been approved by a majority of the outstanding voting securities of Class B Shares of any other series, or (2) the matter has not been approved by a majority of the outstanding voting securities of Class B Shares of the Trust.

    5. This Plan shall become effective with respect to the Class B Shares of a series upon approval, together with any related agreements, by a majority vote of both (i) the Board of Trustees and (ii) those Trustees who are not "interested persons" of the Trust (as defined in the Act) and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Qualified Trustees"), cast in person at a meeting called for the purpose of voting on this Plan and such related agreements.

    6. This Plan shall continue in effect for so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in paragraph 5 herein.

    7. In each year that this Plan remains in effect, any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to this Plan or any related agreement shall prepare and furnish to the Board and the Board shall review, at least quarterly, written reports, complying with the requirements of Rule 12b-1 under the Act, of the amounts expended under this

Plan and purposes for which such expenditures were made.

    8. This Plan may be terminated at any time with respect to the Class B Shares of any series by a majority vote of the Qualified Trustees or by vote of a majority of the outstanding voting securities of Class B Shares of that series. This Plan may remain in effect with respect to the Class B Shares of a series even if it has been terminated in accordance with this paragraph with respect to one or more other series of the Trust.

    9. This Plan may not be amended in order to increase materially the amount of distribution expenses provided for in paragraph 1 herein unless such amendment is approved by a majority (as defined in the Act) of the outstanding voting securities of Class B Shares and no material amendment to this Plan shall be made unless approved in the manner provided in paragraph 5 herein.

    10. While this Plan shall be in effect, the selection and nomination of Trustees who are not interested persons of the Trust (as defined in the Act) shall be committed to the discretion of the Trustees then in office who are not interested persons of the Trust.

    The Trust shall preserve copies of this Plan and any related agreements and all reports made pursuant to paragraph 7 herein, for a period of not less than six years from the date of this Plan, or the agreements or such report, as the case may be, the first two years in an easily accessible place.

    The Declaration of Trust of the Trust, as amended from time to time, is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that this Plan is adopted on behalf of the Trust, and not by the Trustees or officers of the Trust individually, and the obligations of or arising out of this Plan are not binding upon the Trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of the Trust. Notice is hereby given that the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series of the Trust shall be enforceable against the assets of such series only, and not against the assets of the Trust generally.

                                                                       EXHIBIT B

                                 CLASS C SHARES
                          RULE 12B-1 DISTRIBUTION PLAN

    This distribution plan (the "Rule 12b-1 Distribution Plan" or the "Plan") has been adopted by the Class C shareholders of Phoenix Investment Trust 97 (the "Trust"), a Massachusetts business trust, on _________________, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act").

                                 W H E R E A S:

    The Trust is an open-end management investment company and is registered as such under the Act. The Trust, at present, has not created and established separate series of the Trust, however, the Board of Trustees may establish and offer series in the future which may become subject to this Plan. The provisions of the Plan shall be severable for each such series. The Trust has a multi-class distribution system that allows the Trust to offer investors the option of purchasing shares of separate share classes. This Plan governs only the Class C Shares of the Trust. The Trust may, from time to time, distribute shares of any class through a contractual arrangement (the "Distribution Agreement") with a principal distributor for such class of shares duly qualified to act on behalf of the Trust in such capacity (any such principal distributor, the "Principal Distributor"), it being understood that the Trust may change the Principal Distributor for any class of shares from time to time. The Board of Trustees, including a majority of the Qualified Trustees (as defined in paragraph 4 herein), has determined to adopt the Plan. In voting to approve the Plan, the Trustees have determined, in the exercise of their reasonable business judgment and in light of their fiduciary duty, that there is a reasonable likelihood that this Plan will benefit the Class C Shares of the Trust with respect to which this Plan will be effective and its shareholders.

    NOW, THEREFORE, in consideration of the foregoing, the Trust hereby adopts this Plan in accordance with Rule 12b-1 under the Act on the following terms and conditions:

    1. The Trust shall pay to each Principal Distributor of Class C Shares a distribution fee at the rate of three quarters of one percent (0.75%) per annum of the average daily net asset value of such Class of Shares (the "Distribution Fee") and a service fee at a rate of one quarter of one percent (0.25%) of the average daily net asset value of such Class of Shares of the Trust. The fee is paid to financial services firms including National Association of Securities

Dealers, Inc. ("NASD") member firms for continuous personal service by such firms to investors in such Class C Shares..

    2. The amounts set forth in paragraph 1 of this Plan shall be paid for the Principal Distributor's services and expenses as distributor of the Class C Shares of the Trust and may be spent by the Principal Distributor, in its discretion, on, among other things, compensation to and expenses (including overhead and telephone expenses) of account executives or other employees of the Principal Distributor or of other broker-dealers who engage in or support distribution of shares; printing of prospectuses and reports for other than existing shareholders; advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers.

    3. This Plan shall not take effect until it has been approved by a vote of at least a majority (as defined in the Act) of the outstanding voting securities of Class C Shares of the Trust.

    4. This Plan shall become effective with respect to the Class C Shares upon approval, together with any related agreements, by a majority vote of both (i) the Board of Trustees and (ii) those Trustees who are not "interested persons" of the Trust (as defined in the Act) and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Qualified Trustees"), cast in person at a meeting called for the purpose of voting on this Plan and such related agreements.

    5. This Plan shall continue in effect for so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in paragraph 4 herein.

    6. In each year that this Plan remains in effect, any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to this Plan or any related agreement shall prepare and furnish to the Board and the Board shall review, at least quarterly, written reports, complying with the requirements of Rule 12b-1 under the Act, of the amounts expended under this Plan and purposes for which such expenditures were made.

    7. This Plan may be terminated at any time with respect to the Class C Shares by a majority vote of the Qualified Trustees or by vote of a majority of the outstanding voting securities of Class C Shares.

    8. This Plan may not be amended in order to increase materially the amount of distribution expenses provided for in paragraph 1 herein unless such amendment is approved by a majority (as defined in the Act) of the outstanding voting securities of Class C Shares and no material amendment to this Plan shall be made unless approved in the manner provided in paragraph 4 herein.

    9. While this Plan shall be in effect, the selection and nomination of Trustees who are not interested persons of the Trust (as defined in the Act) shall be committed to the discretion of the Trustees then in office who are not interested persons of the Trust.

    The Trust shall preserve copies of this Plan and any related agreements and all reports made pursuant to paragraph 6 herein, for a period of not less than six years from the date of this Plan, or the agreements or such report, as the case may be, the first two years in an easily accessible place.

    The Declaration of Trust of the Trust, as amended from time to time, is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that this Plan is adopted on behalf of the Trust, and not by the Trustees or officers of the Trust individually, and the obligations of or arising out of this Plan are not binding upon the Trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of the Trust.

PX117

PHOENIX INVESTMENT TRUST 97                                   PROXY

       The undersigned shareholder of Phoenix Investment Trust 97 (the "Trust") revoking any and all previous proxies heretofore give for shares of the Trust held by the undersigned, hereby constitutes and appoints Philip R. McLoughlin and Pamela S. Sinofsky, and any and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Trust to be held on May 16, 2000 at the offices of the Trust, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Trust for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act, with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below.

TO AVOID THE EXPENSE OF ADJOURNING THE MEETING TO A SUBSEQUENT DATE, PLEASE RETURN THIS PROXY IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE. YOU MAY VOTE BY TELEPHONE BY CALLING TOLL-FREE 1-877-779-8683 AND FOLLOWING THE RECORDED INSTRUCTIONS. PROMPT VOTING BY SHAREHOLDERS WILL AVOID THE COSTS ASSOCIATED WITH FURTHER SOLICITATION.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST "FOR" EACH PROPOSAL. IF NO DIRECTION IS MADE FOR ANY PROPOSALS, THIS PROXY WILL BE VOTED "FOR" ANY AND ALL SUCH PROPOSALS.

          THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST
                WHO RECOMMEND A VOTE "FOR" EACH OF THE PROPOSALS

[X]    Please mark vote as in this Example.

PROPOSAL 1.   APPROVAL OF A NEW RULE 12b-1 DISTRIBUTION PLAN FOR CLASS B SHARES

              [ ] FOR         [ ] AGAINST     [ ] ABSTAIN

PROPOSAL 2.   APPROVAL OF A NEW RULE 12b-1 DISTRIBUTION PLAN FOR CLASS C SHARES

              [ ] FOR         [ ] AGAINST     [ ] ABSTAIN


PROPOSAL 3.   TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
              MEETING OR ANY ADJOURNMENT THEREOF

Please be sure to sign and date this Proxy.

                                                 Date:


              ---------------------------        ---------------------------
              Shareholder sign here              Co-owner sign here


NOTE: PLEASE SIGN EXACTLY AS YOU NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGH THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, OR GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF SHAREHOLDERS.

RECORD DATE SHARES: